Exhibit 99.1

Investor Presentation

November 2014

Forward-Looking Statements Disclaimer

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the company’s full year 2014 and 2017 financial targets, projected cost synergies from acquisitions and projected growth rates in industry sectors. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisitions, including the expected impact on XPO’s results of operations; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement suitable information technology systems; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate New Breed, ACL and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

One of the Largest 3PLs in North America

We facilitate over 33,000 deliveries per day

#4 freight brokerage firm and Top 50 logistics company

#3 provider of intermodal services

#1 provider of cross-border Mexico intermodal

#1 manager of expedited shipments

#1 provider of last-mile logistics for heavy goods

Leading provider of technology-enabled contract logistics

Growing presence in freight forwarding, LTL and managed

transportation

Sources for rankings: Transport Topics, Journal of Commerce and company data

Clearly Defined Strategy for Value Creation

Acquire companies that bring value and are highly scalable

Significantly scale up and optimize existing operations

Open cold-starts where sales recruitment can drive revenue

We are committed to providing world class service to customers as the industry’s most innovative and comprehensive multi-modal logistics provider

$700 Million Strategic Investment in XPO

Three global institutions invested a total of $700 million of equity to further XPO’s growth strategy

– PSP Investments, GIC of Singapore and Ontario Teachers’

Pension Plan

– Transaction completed September 17, 2014

Strong endorsement of XPO’s plan for value creation

Capital primarily will be used to capitalize on acquisition pipeline

2017 financial targets raised in light of the investment to

$9 billion of revenue and $575 million of EBITDA

Precise Execution of Growth Plan

Completed 13 strategic acquisitions and established

23 cold-starts in approximately three years

Created leading-edge recruiting and training programs

Introduced scalable IT platform

Added national operations centers for shared services, carrier procurement and last-mile operations

Stratified customers, assigned a single point of contact to each

Created a culture of passionate on-time performance

Disciplined focus on operational excellence

Strong Commitment to Shipper Satisfaction

Integrated network with cross-company visibility

199 locations in the U.S., Canada, Mexico, Asia and Europe

Approximately 10,700 employees

More than 4,000 owner-operator trucks under contract for

drayage, expedited and last mile subsidiaries

Relationships with an additional 28,000 vetted carriers

representing more than 667,000 trucks

Access to 60,000 miles of network rail routes

Significant Growth Embedded in XPO’s Model

Strategic accounts: market multiple services to large shippers

Cold-starts: expand footprint in markets with best access

to sales talent

Scale and productivity: recruit sales reps and provide

state-of-the-art training and information technology

Market demand: build leadership positions in the fastest-

growing areas of logistics

Multi-modal: become the logistics partner of choice by offering the most compelling range of transportation solutions

M&A program: focus on the top 100 pipeline prospects

Secular Trends Driving Industry Growth

Growth in e-commerce retailing

Outsourcing of logistics services and capacity

Conversion from over-the-road to intermodal rail

Near-shoring of manufacturing in Mexico

Just-in-time lean production

Driver shortage

Automation of the transportation logistics process

We have positioned XPO’s service offering

to capitalize on each of these trends

Leading Positions in High-Growth Sectors

Market Projected

Size Growth

Sector($ billions)(x GDP) Growth Drivers

Truck brokerage $50 2-3 times Outsourcing and technology

Long-haul rail efficiencies and

Intermodal $15 3-5 times near-sourcing of

manufacturing in Mexico

Heavy goods,

last-mile $13 5-6 times Outsourcing and e-commerce

Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce

Major Coverage: U.S., Mexico and Canada

Serving over

15,000 customers

Manufacturing

Industrial

Retail, E-commerce

Technology

Aerospace

Commercial

Life Sciences

Governmental

Source: Company data

Acquisition of New Breed Logistics

Compelling reasons for the transaction

Transformational for XPO’s scale and value proposition

–

Combined company of approximately 200 locations

–

Most differentiated supply chain offering for end-to-end solutions

Capitalizes on trend toward outsourcing reverse logistics,

transportation management, lean manufacturing and aftermarket support, and other contract logistics services

Significant cross-selling opportunities with XPO strategic

accounts, New Breed customers and their vendors

Source: Company data

XPO Gains a Preeminent Platform for Growth

Leads the most desirable sector of contract logistics

Technology-enabled solutions for blue chip customers

–

Very stable relationships with low cyclicality

–

Top 10 customers have utilized New Breed for an average of

10 years

Focuses on industries with strong potential for outsourcing

contract logistics

–

Technology, telecom, e-commerce, aerospace and defense,

medical equipment and select areas of manufacturing

Sources: Company data

New Breed’s Attractive Financial Model

16% revenue CAGR for the past 10 years

38% return on invested capital (FY 2013) (1)

Approximately 99% contractual revenue renewal rate over the

past three years

Low capex requirements (4.2% of revenue in FY 2013) and

largely devoted to IT development

(1) Return on invested capital equals ongoing operations EBIT divided by the sum of net working capital and net PP&E Source: Company data

Industry-defining Technology

Integration of proprietary IT will create strong differentiation

Combination of two robust managed transportation solutions

– XPO NLM is the largest web-based manager of expedited shipments in North America

– New Breed’s transportation management system uses sophisticated tools for dynamic freight optimization, routing guide management and carrier selection

– New Breed acquisition has doubled XPO’s IT workforce to more than 600

Sources: Company data

Details of the New Breed Transaction

$615 million cash purchase price

Adds approximately $597 million of revenue (trailing 12 months ended June 30, 2014)

Multiple of approximately 8.0 times trailing 12 months adjusted EBITDA

Transaction completed September 2, 2014

$500 Million Senior Notes Issued August 2014

Proceeds used to finance the acquisition of New Breed

7.875% senior notes maturing September 1, 2019

– Callable at XPO’s option, September 2016

High yield market could present attractive avenue for additional growth capital

Additive to $415 million accounts receivable facility

Long-term leverage target: 3 to 4 times EBITDA

Acquired ACL in July 2014

Compelling reasons for the transaction

Non-asset, multi-regional, last mile logistics provider

Moves high volumes of e-commerce purchases for mega-companies

Adds approximately 160 employees, 14 locations and contract carriers with 650 trucks to XPO

Complementary delivery schedules allow XPO Last Mile to leverage combined capacity

Pipeline active for last mile acquisitions

Details of the ACL Transaction

$36.5 million cash purchase price

Adds approximately $63 million of revenue (trailing 12 months ended June 30, 2014)

Multiple of approximately 5.9 times trailing 12 months adjusted EBITDA

Transaction completed July 2014

Acquired Pacer in March 2014

Gained instant scale in North American intermodal

– Third largest provider of intermodal services

– #1 provider of cross-border Mexico intermodal, with

30 years’ experience

– Access to 60,000 miles of network rail routes

– Decades-deep relationships with the railroads

Added $980 million of revenue (FY 2013), 31 locations and approximately 800 employees

Sources: SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce and company data

Major Intermodal Market Opportunity

$15 billion sector in North America

Growing at three to five times GDP

One of the fastest-growing areas of transportation logistics

Enables shippers to lower transportation costs for freight traveling 600 miles or more

Rail is more fuel-efficient than truckload for long haul

Intermodal can lower shipper’s cost by up to 20%

Sources: SJ Consulting Group, Inc., FTR Associates and company data

High-Growth Cross-Border Mexico Sector

Near-shoring in Mexico – fast becoming the manufacturing country of choice

Competitively priced labor force versus China

Faster speed-to-market than overseas locales

Can be more cost effective than cross-border truckload

Growth driven by billions of dollars invested by major manufacturers, Mexican government and the rails

Large opportunity to convert to intermodal: an estimated

2.8 million trucks move cross-border each year

Sources: AlixPartners and company data

Integration of Intermodal Is Driving Results

Strong value proposition as a large, single-source supply chain partner with deep capacity

Energetically cross-selling intermodal to XPO customer base, and selling full service range to intermodal customers

Q3: Intermodal volume up 6% and revenue up 9.6% year-over-year

New Rail Optimizer technology platform in beta test

On track to realize $15 million of targeted cost synergies from integration

Source: Company data

Acquired 3PD in August 2013

Rebranded as XPO Last Mile

Largest provider of last-mile logistics for heavy goods home delivery in North America

Facilitates approximately seven million last-mile deliveries per year

Leading, proprietary software for workflow and customer experience management

Strong customer-centric culture built by experienced leaders who now run the business for XPO

Source: Company data

Last Mile’s Exciting Market Potential

XPO Last Mile serves one of the fastest-growing sectors of non-asset, third party logistics

Heavy goods home delivery growing at five to six times GDP

Strong tailwinds from e-commerce and outsourcing $13 billion market for heavy goods home deliveries

Only 30% currently going through 3PLs

Highly fragmented with many small, regional providers

Sources: Norbridge, Inc. and EVE Partners LLC

XPO Has a Strong Platform for Last Mile

Capitalizing on major advantages of scale and growing

Cost efficiencies, productivity, access to trucks, rigorous quality control systems, expertise

Acquired Optima Service Solutions in November 2013

Highly scalable supplier, leading arranger of last mile installations of large appliances and electronics

Acquisition of ACL brought deep relationships in retail e-commerce channels

Source: Company data

Acquired NLM in December 2013

Rebranded as XPO NLM

#1 web-based expediter, made XPO the #1 manager of expedited shipments in North America

Manages an annual run rate of more than three quarters of a billion dollars of gross transportation spend

Online auction system proprietary to XPO

Carriers bid on loads that are awarded electronically

Benefits from trend toward just-in-time inventories, and supply chain disruptions

Source: Company data

Focused Sales and Marketing Effort

Differentiate XPO by providing a passionate commitment to customer satisfaction across a range of services

Single point of contact for each customer

Strategic accounts team marketing to largest 2,000 shippers

National accounts team focused on next largest 5,000 shippers

Branch network expands our reach to hundreds of thousands of small and medium-sized shippers

Capture more of the $32 billion less-than-truckload opportunity

72% of top 50 customers are using multiple XPO services

Sources: SJ Consulting Group, Inc., company data

Increasing Productivity through Technology

One common IT platform for freight brokerage in all cold-starts and acquired companies

Proprietary freight optimizer tools for pricing and load-covering put in place in 2012

Highly scalable load execution and tendering via automated load-to-carrier matching

Total IT budget of approximately $115 million for 2014(1)

(1) Includes full year IT budgets for Pacer and New Breed

Growth through Cold-starts

23 cold-starts

12 freight brokerage; 10 freight forwarding; one expedited

Freight brokerage cold-starts on an annual revenue run rate of more than $250 million

Up from $120 million 12 months ago

Low capital investment can deliver outsized returns

Hire strong industry veterans as branch presidents

Position in prime recruitment areas and scale up

Source: Company data

CEO Bradley S. Jacobs

Founded and led four highly successful companies, including world-class public corporations

United Rentals: Built world’s largest equipment rental company

United Waste: Created 5th largest solid waste business in North America

Hamilton Resources: Grew global oil trading company to ~$1 billion

Amerex Oil Associates: Built one of world’s largest oil brokerage firms

United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007

United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

Highly Skilled Management Team Partial list

Troy Cooper *Chief Operating Officer*	United Rentals, United Waste
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown
Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Gordon Devens *General Counsel*	AutoNation, Skadden Arps
Louis DeJoy *Chief Executive Officer, New Breed*	New Breed Logistics
Karl Meyer *Chief Executive Officer, XPO Last Mile*	3PD, Inc., Home Depot
Paul Smith *President, Intermodal division*	Pacer International
Dominick Muzi *President, Freight Forwarding division*	CGL, Priority Solutions Int., AIT Worldwide
Julie Luna *Chief Commercial Officer*	Pacer International, Union Pacific
Greg Ritter *Senior Vice President, Strategic Accounts*	Knight Brokerage, C.H. Robinson
Mario Harik *Chief Information Officer*	Oakleaf Waste Management

The full management team can be found on www.xpologistics.com

XPO Logistics
32

Deep Bench of Industry Experience Partial list

Dave Rowe *Chief Technology Officer*	Echo Global Logistics
Bud Workmon *President, XPO Last Mile*	3PD, Inc., Cardinal Logistics
Will O'Shea *Chief Sales and Marketing Officer, XPO Last Mile*	3PD, Inc., Ryder Integrated Logistics, Cardinal Logistics
Tom Connolly *Senior Vice President, Acquisitions*	EVE Partners
Drew Wilkerson *Regional Vice President*	C.H. Robinson
Doug George *Regional Vice President*	AFN, Ryder Integrated Logistics
Jenna Sargent *Regional Sales and Operations Manager*	OHL, Schneider Logistics
Jake Schnell *Sr. Operational Process and Integration Manager*	C.H. Robinson
Lou Amo *Vice President, Operational Initiatives*	Electrolux, Union Pacific, Odyssey Logistics
Jim Commiskey *Strategic Accounts Manager*	Pacer International, UPS, Menlo
Chris Duffell *Vice President, Strategic Initiatives*	United Rentals

XPO Logistics
33

Revenue and Margin Growth

Revenue trajectory

2011 revenue of $177 million

Approximately $2.6 billion annual revenue run rate as of 9/30/14(1)

Q3 company-wide, 2014 vs. 2013

Organic growth up 48%

Gross revenue up 242%

Net revenue up 403% Organic growth in freight brokerage up 58%

Gross Revenue ($ millions)

+242%

$194

Q3 ‘13 Q3 ‘14

$662

(1) Includes only partial benefit of ACL and New Breed acquisitions

Key Financial Statistics

Q3 Revenue Growth by Business Unit, 2014 vs. 2013

Freight Brokerage Expedited Transportation Freight Forwarding

$519

+240%

+45% +212% $60

$153 $36

$25 $19

Q3 ‘13 Q3 ‘14 Q3 ‘13 Q3 ‘14 Q3 ‘13 Q3 ‘14

Revenue ($ millions)

First 33 Months of Growth Strategy

31% Average Quarterly Growth Rate

$662

$581

$282

$257

$194

$109 $114 $137

$45 $55 $71

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2012 2013 2014

Revenue ($ millions)

Financial Targets

As of December 31, 2014

Annual revenue run rate of at least $3 billion

Annual EBITDA run rate of at least $150 million

Full year 2017

$9 billion of revenue

$575 million of EBITDA

Incentivized XPO Management

Equity ownership aligns management team with shareholders Management and directors own approx. 22% of the company(1)

Common Stock Equivalent Capitalization as of 9/30/14

Common Shares 76.6 million(2)

Preferred Shares 10.5 million

Warrants (Strike Price $7 per share) 10.6 million (8.6 million dilutive)(3)

Convertible Senior Notes 7.3 million shares(4)

Stock Options and RSUs 2.6 million shares dilutive(5)

Fully Diluted Shares Outstanding 105.7 million shares

(1) Based on SEC beneficial ownership calculation as of September 30, 2014; includes (i) 10.7 million shares issued pursuant to the September 2014 private placement (the “Private Placement”) and (ii) 12.1 million shares on a pro forma basis that are issuable upon conversion of preferred stock that was issued pursuant to the Private Placement (2) Includes the common shares described in clauses (i) and (ii) of note (1) above, assuming, on a pro forma basis, the conversion of preferred shares into common stock, which is subject to shareholder approval (3) Dilutive effect of warrants calculated using treasury method (using XPO closing price of $37.67 on September 30, 2014); total warrant proceeds of $74.0 million (4) Assumes conversion in full of $120.7 million in aggregate principal amount of outstanding 4.50% convertible senior notes due 2017 (5) Dilutive effect of outstanding RSUs and stock options calculated using treasury method (using XPO closing price of $37.67 on September 30, 2014)

Clear Path for Significant Value Creation

Significant growth embedded in XPO’s business model

Leading positions in fastest-growing areas of transportation

Compelling value proposition as a multi-modal, single-source provider

Passionate culture of on-time performance and productivity

Top management talent with skills that uniquely fit XPO’s growth strategy

Additional Information about the Investment

XPO will file a proxy statement and other documents relating to the securities issued pursuant to the Investment Agreement, dated as of September 11, 2014, by and among XPO and the Purchasers named therein (the “Investment”) with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY

STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE INVESTMENT. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. You may also obtain these documents free of charge at www.xpo.com. You may also read and copy any reports, statements and other information filed by XPO with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549.

Participants in Solicitation

XPO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from XPO shareholders with respect to the Investment. Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2014 annual meeting of shareholders, filed with the SEC on April 25, 2014. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO and its executive officers and directors in the Investment by reading the proxy statement regarding the Investment when it becomes available. Copies of these documents may be obtained, free of charge, as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.